EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 18 to Registration Statement No. 33-8058 of our report dated December 8, 1999 appearing in the annual report to shareholders of Merrill Lynch Municipal Intermediate Term Fund for the year ended October 31, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP Princeton, New Jersey January 31, 2000